                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported)     October 24, 1996
                                                      --------------------

       SANTA ANITA REALTY
        ENTERPRISES, INC.                  SANTA ANITA OPERATING COMPANY
--------------------------------------   --------------------------------------
  (Exact name of registrant as             (Exact name of registrant as
    specified in its charter)                specified in its charter)

           Delaware                                 Delaware
--------------------------------------   --------------------------------------
  (State or other jurisdiction             (State or other jurisdiction
       of incorporation)                        of incorporation)

          95-3520818                               95-3419438
--------------------------------------   --------------------------------------
 (IRS Employer Identification No.)        (IRS Employer Identification No.)

            0-9109                                   0-9110
--------------------------------------   --------------------------------------
     (Commission File Number)                 (Commission File Number)

 301 West Huntington Drive, Suite 405        285 West Huntington Drive
         Arcadia, CA 91007                       Arcadia, CA 91007
--------------------------------------   --------------------------------------
  (Address of principal executive          (Address of principal executive
    offices including zip code)              offices including zip code)

         (818) 574-5550                           (818) 574-7223
--------------------------------------   --------------------------------------
   (Registrant's telephone number            (Registrant's telephone number
       including area code)                     including area code)


--------------------------------------   --------------------------------------
   (Former name or former address,          (Former name or former address,
    if changed since last report)            if changed since last report)
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ITEM 5.  OTHER EVENTS

     On October 9, 1996, Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company (collectively, "The Companies") received an unsolicited letter from Koll Arcadia Investors, LLC ("KAI") in which KAI states that "we are providing an alternative recapitalization plan for the Board's consideration." On October 21, 1996, The Companies received another unsolicited letter from KAI. Copies of these unsolicited letters are included herein as Exhibits 99.1 and 99.2, respectively. On October 27, 1996, The Companies sent KAI the letter and issued the press release included herein as Exhibit 99.3.

     On October 24, 1996, the Board of Directors of the Companies approved an Amended and Restated Formation Agreement, dated as of October 24, 1996, between The Companies and Colony Investors II, L.P. ("Colony"), a copy of which is included herein as Exhibit 2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits          Description
    --------          -----------

     2 Form of Amended and Restated Formation Agreement, dated as of October 24, 1996, between The Companies and Colony

     99.1           Letter, dated October 9, 1996, from KAI to The Companies

     99.2           Letter, dated October 21, 1996, from KAI to The Companies

     99.3 Press Release of The Companies, issued October 27, 1996, including letter, dated October 27, 1996, from The Companies to KAI

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


SANTA ANITA REALTY ENTERPRISES, INC.  SANTA ANITA OPERATING COMPANY


By:  BRIAN L. FLEMING                 By:  WILLIAM C. BAKER
     --------------------------            -------------------------------
     Brian L. Fleming                      William C. Baker
     Acting President and Chief            Chairman of the Board, President
     Executive Officer                     and Chief Executive Officer


Date:  October 28, 1996               Date:  October 28, 1996

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